Exhibit 32-1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MangoSoft, Inc. and Subsidiary (the “Company”) on Form 10-QSB/A for the six months ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dale Vincent, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Dale Vincent
Chief Executive Officer (principal executive and financial officer)
October 30, 2007

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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